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                                                                      Exhibit 24

                              APCO ARGENTINA INC.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in his capacity as a director or officer or both, as hereinafter set forth below his signature, of APCO ARGENTINA INC., a Cayman Islands corporation ("Apco"), does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and THOMAS BUENO his true and lawful attorneys and each of them (with full power to act without the others) his true and lawful attorney for him and in his name and in his capacity as a director or officer or both, of Apco, as hereinafter set forth below his signature, to sign Apco's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                 THAT the undersigned Apco does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and THOMAS BUENO its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                 Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them, or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                 IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 18th day of March, 1998.



 /s/ John C. Bumgarner, Jr.               /s/ Jack D. McCarthy
---------------------------              -----------------------------
  John C. Bumgarner, Jr.                       Jack D. McCarthy
  Chairman of the Board,                      Vice President and
      President and                         Chief Financial Officer
  Chief Executive Officer

                               /s/ Thomas Bueno
                        ------------------------------
                                 Thomas Bueno
                             Controller and Chief
                              Accounting Officer





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    /s/ Keith E. Bailey                               /s/ John H. Williams
---------------------------                        --------------------------
      Keith E. Bailey                                   John H. Williams
          Director                                           Director



                                             APCO ARGENTINA INC.




                                             By: /s/ Jack D. McCarthy
                                                --------------------------
                                                     Jack D. McCarthy
                                                      Vice President



ATTEST:



 /s/ David M. Higbee
----------------------------
     David M. Higbee
       Secretary